UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2019 (May 24, 2019)

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-37665	61-1770902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock, par value $0.01	HTZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	On May 24, 2019, Hertz Global Holdings, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”).

(b)	The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.
(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
David A. Barnes	64,451,319	610,775	16,600	9,480,415
SungHwan Cho	63,685,571	1,375,454	17,669	9,480,415
Vincent J. Intrieri	60,300,318	4,761,681	16,695	9,480,415
Henry R. Keizer	64,373,007	688,718	16,969	9,480,415
Kathryn V. Marinello	64,531,754	528,074	18,866	9,480,415
Anindita Mukherjee	64,526,513	533,522	18,659	9,480,415
Daniel A. Ninivaggi	64,213,240	849,092	16,362	9,480,415
Kevin M. Sheehan	64,577,580	484,840	16,274	9,480,415

(ii) The Company’s amended and restated 2016 Omnibus Incentive Plan was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
57,900,889	7,149,750	28,055	9,480,415

(iii) The ratification of the selection of Ernst & Young LLP as the Company’s independent registered certified public accounting firm for the year 2019 was approved by the following vote:

For	Against	Abstain
73,767,508	690,144	101,457

(iv) The named executive officers’ compensation was approved on an advisory basis by the following vote:

For	Against	Abstain	Broker Non-Votes
54,615,771	10,329,698	133,225	9,480,415

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit	Description
10.1
Amended and Restated Hertz Global Holdings, Inc. 2016 Omnibus Incentive Plan (Incorporated by reference to Annex B to the Proxy Statement on Form DEF14A of the Company (File No. 001-37665), as filed on April 5, 2019).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. (Registrant)

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary
Date:  May 24, 2019